UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47548 Halyard Drive, Plymouth, MI 48170

and

La Pièce 16, 1180 Rolle, Switzerland

(Address of principal executive offices) (Zip Code)

+1 734 392 5500

and

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 21, 2026, the Board of Directors (the “Board”) of Garrett Motion Inc. (the “Company”) announced the appointment of Mr. David J. Crompton to the Board and to the Technology & Innovation Committee of the Board. Currently the Executive Chair and Co-Founder of Pioneer Clean Fleet Solutions, and most recently serving as President and CEO of Achates Power, Mr. Crompton brings more than 28 years of experience at Cummins Inc., where he held various senior leadership roles, including President of the Cummins Engine Business and President of Cummins Power Systems.

In connection with his appointment to the Board, Mr. Crompton will be entitled to receive the Company’s customary non-employee director compensation, as described in the section entitled “Non-Employee Director Compensation Agreements” of the Company’s definitive proxy statement relating to its 2026 annual meeting of shareholders.

The Board has determined that Mr. Crompton qualifies as an independent director in accordance with the requirements of the Nasdaq Stock Exchange. There are no other arrangements or understandings between Mr. Crompton and any other persons pursuant to which Mr. Crompton was selected as a director, and there are no transactions in which Mr. Crompton has an interest that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Crompton's election to the Board is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2026, the Board amended and restated the Fifth Amended and Restated By-laws of the Company (the “By-laws Amendment”, and the by-laws as so amended and restated, the “Sixth Amended and Restated By-laws”), which became effective immediately, to remove inapplicable and obsolete provisions and make certain other administrative, clarifying, and conforming changes.

The foregoing description of the By-laws Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended and Restated By-laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

3.1	Sixth Amended and Restated By-laws of Garrett Motion Inc., dated July 22, 2026
99.1	Press release of Garrett Motion, Inc., dated July 27, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Mark Rollinger
	Name:	Mark Rollinger
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: July 27, 2026